                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                            DURAKON INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

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     (4) Date filed:

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

                            DURAKON INDUSTRIES, INC.
                              2101 N. LAPEER ROAD
                                LAPEER, ML 48446

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 20, 1997

                               ------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Durakon Industries, Inc. (the "Company") will be held at the Company's corporate headquarters located at 2101 N. Lapeer Road, Lapeer, Michigan 48446, on Tuesday, May 20, 1997, at 2:00 p.m. local time, for the purposes of:

     1. Electing six directors to serve until the 1998 Annual Meeting of Shareholders;

     2. To consider and act upon a proposal to approve the Durakon Industries, Inc. 1996 Stock Option Plan, pursuant to which 500,000 Common Shares are reserved for issuance pursuant to options to be granted to key employees, directors, consultants and advisors of the Company; and

     3. Transacting such other business as may properly come before the meeting or any adjournment thereof.

     You are invited to attend the meeting. However, if you do not expect to attend in person, you are urged to sign and return immediately the enclosed proxy which is solicited by the Board of Directors. A postage-paid envelope is enclosed for your use in returning the proxy. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                                         By Order of the Board of Directors,

                                         THOMAS A. GALAS
                                         Secretary

Lapeer, Michigan
April 18, 1996

                            DURAKON INDUSTRIES, INC.
                              2101 N. LAPEER ROAD
                                LAPEER, ML 48446

                                PROXY STATEMENT

                     ANNUAL MEETING TO BE HELD MAY 20, 1997

                               ------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Durakon Industries, Inc., a Michigan corporation (the "Company"), to be used at the Annual Meeting of Shareholders of the Company to be held on Tuesday, May 20, 1997, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement. The expenses of soliciting proxies will be paid by the Company. This Proxy Statement and the enclosed form of proxy will first be sent or given to shareholders on or about April 18, 1997.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to the Secretary of the Company at the Company's corporate headquarters.

     The Annual Report to Shareholders for the year ended December 31, 1996 is enclosed herewith.

     Only shareholders of record at the close of business on April 1, 1997 will be entitled to vote at the meeting or any adjournment thereof. Each holder of the 6,225,292 issued and outstanding shares of the Company's common stock, without par value (the "Common Stock"), is entitled to one vote per share. Shares cannot be voted at the meeting unless the holder is present in person or represented by proxy. Shares may not be voted cumulatively for the election of directors.

                            I. ELECTION OF DIRECTORS

     Six directors are to be elected at the Annual Meeting, each to hold office until the next Annual Meeting of Shareholders and until his successor has been elected and qualified. The nominees named below have been selected by the Board of Directors of the Company. If, due to circumstances not now foreseen, any of the nominees named below will not be available for election, the proxies will be voted for such other person or persons as the Board of Directors may select. Proxies solicited by the Board of Directors will be voted in favor of the six nominees, unless a shareholder indicates otherwise on the proxy. The six nominees receiving the greatest number of votes cast at the meeting or its adjournment shall be elected. Abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining which nominees receive the greatest number of votes cast.

     The following table sets forth the name, age, position with the Company, principal occupation, term of service and beneficial ownership of Common Stock with respect to the six individuals who are nominees for election at the Annual Meeting. The following table also sets forth the name and beneficial ownership of Common Stock with respect to each executive officer of the Company named in the Summary Compensation

Table below and all directors and executive officers of the Company as a group. Each of the nominees listed below was elected to his current term as a director at the last Annual Meeting of Shareholders.

                                                                                             SHARES BENEFICIALLY
                                                                                                 OWNED AS OF
                                              POSITIONS AND OFFICES              FIRST          APRIL 1, 1996
                                               WITH THE COMPANY AND             ELECTED    ------------------------
                                                 OTHER PRINCIPAL                  AS A      NUMBER         PERCENT
           NAME AND AGE                            OCCUPATIONS                  DIRECTOR   OF SHARES       OF CLASS
           ------------                       ---------------------             --------   ---------       --------
                                    -- NOMINEES FOR ELECTION AS DIRECTORS --
David Aronow, 51..................  President, Arco Alloys Corp.,               1995     1,498,528(1)     24.1%
                                    manufacturer of zinc alloys
                                    (Detroit, MI)
Phillip Wm. Fisher, 46............  Private investor (Detroit, MI)              1991     1,498,528(2)     24.1%
Richard J. Jacob, 77..............  President, Richard J. Jacob &               1993        34,500            *
                                    Associates, consulting firm
                                    (Dayton, OH)
James P. Kelly, 64................  Former President of the Company             1995        37,500(3)         *
Robert M. Teeter, 58..............  President, Coldwater Corporation            1991       104,000(4)      1.6%
                                    (Ann Arbor, MI)
David W. Wright, 56...............  President and CEO of Durakon                1980        43,500(5)         *
                                    Industries, Inc.
                            -- OTHER EXECUTIVE OFFICER --
Thomas A. Galas.............................................                                40,000(6)         *
All directors and executive officers as a group (seven
  persons)..................................................                                 1,758,028(7)     27.4%

---------------
  * Percentages omitted if less than 1%.

(1) Includes 10,528 shares owned by a partnership in which Mr. Aronow's wife is a partner, and 1,488,000 shares owned by Martinique Hotel, Inc., a Delaware corporation, of which Mr. Aronow's wife is President, director and minority shareholder.

(2) Includes 10,528 shares owned by a partnership in which Mr. Fisher is a partner, and 1,488,000 shares owned by Martinique Hotel, Inc., a Delaware corporation, of which Mr. Fisher is a Vice President, director and minority shareholder and of which several members of Mr. Fisher's family are directors, officers, and shareholders.

(3) Includes 37,500 shares which Mr. Kelly has the right to acquire within the next 60 days pursuant to the exercise of stock options.

(4) Includes 100,000 shares which Mr. Teeter has the right to acquire within the next 60 days pursuant to the exercise of stock options.

(5) Includes 20,000 shares which Mr. Wright has the right to acquire within the next 60 days pursuant to the exercise of options.

(6) Includes 40,000 shares which Mr. Galas has the right to acquire within the next 60 days pursuant to the exercise of stock options.

(7) Includes 197,500 shares which all directors and executive officers as a group have the right to acquire within the next 60 days pursuant to the exercise of stock options.

OTHER INFORMATION RELATING TO DIRECTORS

     Mr. Aronow has served as the President of Arco Alloys Corp., a manufacturer of zinc alloys located in Detroit, Michigan, for longer than the past five years.

     Mr. Fisher was elected Chairman of the Board of the Company in March 1993 and served in that capacity until May, 1995. Mr. Fisher was also Secretary of the Company from April 1991 to March 1993. Mr. Fisher has been a private investor for longer than the past five years.

     Mr. Aronow and Mr. Fisher are brothers-in-law.

     Mr. Jacob retired as Chief Executive Officer of Dayco Corporation in 1987. He also serves as a Director of Charter One Financial, Inc.

     Mr. Kelly joined the Company in October 1991 as President of the Company's Jerr-Dan Corporation subsidiary, and became President and Chief Executive Officer of the Company in May 1995. Due to health reasons, Mr. Kelly resigned as President and Chief Executive Officer of the Company in April 1996 and now serves as a consultant to the Company. Prior to joining the Company, Mr. Kelly was Vice President of Reengineering and Marketing for Regal Plastics. From 1986 to 1989, Mr. Kelly was Vice President of Sheller-Globe Corp. -- Interior Trim Systems.

     Mr. Teeter has been President of Coldwater Corporation, a corporate and public planning company, since February, 1988. From December 1966 to February 1988 he was President of Market Opinion Research, Inc. He also serves as a Director of The Bank of Ann Arbor, Browning-Ferris Industries, Inc., Optical Imaging Systems, Inc. and United Parcel Service.

     Mr. Wright has served as President and Chief Executive Officer of Durakon Industries, Inc. since April 1996. He served as the President of the Marketing Division of Durakon from April 1995 through March 1996, and prior to that time served as President of Wright Ventures, Inc., a private investment firm, from February 1994 through March 1995, and as President and a Director of Blain Buick/GMC, Inc., an automotive dealership, from February 1990 through January 1994. Mr. Wright also serves as a Director of Republic Bank -- Flint, Michigan.

     The Board of Directors is responsible for the overall affairs of the Company. To assist it in carrying out its duties, the Board has delegated certain authority to standing executive, audit and compensation committees. Members of each standing committee are appointed by the Board of Directors at its first meeting following each annual meeting of shareholders.

     The Executive Committee consists of Messrs. Aronow, Fisher, Teeter and Wright. The Executive Committee meets on call and has authority to act on most matters during the intervals between Board meetings.

     The Audit Committee consists of Messrs. Aronow, Jacob and Teeter. The Audit Committee recommends to the Board the nomination of independent auditors, reviews with the independent auditors the scope and results of the audit engagement and any non-audit services to be performed by the independent auditors, and evaluates the independence of the independent auditors and their fees for audit and non-audit services.

     The Compensation Committee consists of Messrs. Aronow and Fisher. The Compensation Committee recommends to the Board the nomination of officers and directors of the Company, reviews and recommends to the Board the salaries and bonuses of officers and remuneration of directors, and provides recommendations regarding other personnel matters. In addition, the Compensation Committee acts as the Company's Stock Option Committee and administers the 1988 and 1996 Stock Option Plans. In its capacity as a nominating committee, the Compensation Committee will consider nominees for directors recommended by shareholders. Shareholders desiring to recommend nominees for directors for the 1998 Annual Meeting should submit such recommendations to the Chairman of the Board at the Company's corporate headquarters no later than December 19, 1997.

     During fiscal 1996, the Board met a total of five times, the Audit Committee met twice and the Compensation Committee met once. The Executive Committee met four times and also engaged in informal discussions in lieu of meetings in 1996. Each director attended at least 75% of the total number of meetings of the Board and of any committees on which he served during the period in which he served as a director or a member of any such committee.

                              FURTHER INFORMATION

PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information, as of December 31, 1996, concerning those persons who are known by management of the Company to be beneficial owners of more than 5% of the Company's outstanding Common Stock (as provided to the Company by such persons).

                      NAME AND ADDRESS                          SHARES OF COMMON STOCK    PERCENT
                    OF BENEFICIAL OWNER                           BENEFICIALLY OWNED      OF CLASS
                    -------------------                         ----------------------    --------
Martinique Hotel, Inc.......................................          1,488,000(1)         23.9%
  2700 Fisher Building
  Detroit, Michigan 48202
FMR Corp....................................................            651,800(2)         10.5%
  82 Devonshire Street
  Boston, Massachusetts 02109
First Chicago NBD Corporation...............................            542,601(2)          8.7%
  One First National Plaza
  Chicago, Illinois 60670
Lazard Freres & Co. LLC.....................................            476,300(2)          7.7%
  30 Rockefeller Plaza
  New York, New York
Ryback Management Company...................................            524,900(2)          8.4%
  7711 Carondelet Avenue
  Box 16900
  St. Louis, Missouri 63105
Dimensional Fund Advisors, Inc..............................            401,200(2)          6.4%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401

---------------
(1) Based on information contained in a Schedule 13D filed with the Securities and Exchange Commission on February 3, 1997.

(2) Based on information contained in a Schedule 13G of such person as received by the Company.

EXECUTIVE OFFICERS

     The persons listed below are the executive officers of the Company.

           NAME AND AGE                              OFFICES AND LENGTH OF SERVICE
           ------------                              -----------------------------
David W. Wright, 56...............    President and CEO of Durakon Industries, Inc. since April
                                      1996.
Thomas A. Galas, 50...............    Senior Vice President -- Finance and Administration and
                                      Chief Financial Officer since July 1991 and Secretary since
                                      March 1993.

     The executive officers of the Company serve at the pleasure of the Board of Directors.

     For additional information concerning Mr. Wright, see "Election of Directors."

     Prior to joining the Company in July 1991, Mr. Galas was Vice President of Finance for Williams Holdings PLC North American Paint Group. From July 1985 to March 1989, Mr. Galas was the Controller of Southern Operations for The Nekoosa Papers subsidiary of the Great Northern Nekoosa Corporation.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY COMPENSATION TABLE

     The following table sets forth information for each of the fiscal years ended December 31, 1996, 1995 and 1994 concerning the compensation of the individuals (David W. Wright and James P. Kelly) who served as the Company's Chief Executive Officer in 1996 and the Company's other executive officer.

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                               COMPENSATION
                                            ANNUAL COMPENSATION                   AWARDS
                                    ------------------------------------       ------------
         NAME AND                                           OTHER ANNUAL                          ALL OTHER
    PRINCIPAL POSITION      YEAR     SALARY     BONUS(1)    COMPENSATION         OPTIONS       COMPENSATION(2)
    ------------------      ----     ------     --------    ------------         -------       ---------------
David W. Wright...........  1996    $203,712    $56,250       $15,040(4)(5)       150,000          $4,260
  President and Chief       1995     109,615     75,000        25,707(4)           50,000              --
  Executive Officer of      1994          --         --            --(7)               --              --
  the Company after April,
  1996
Thomas A. Galas...........  1996     155,539     23,750        30,455(3)(4)            --           5,375
  Senior Vice President --  1995     138,000     45,540        24,742(3)(4)        30,000           5,373
  Finance and               1994     137,871     48,065         5,456(3)               --           5,853
  Administration, Chief
  Financial Officer and
  Secretary
James P. Kelly............  1996     157,067         --         3,241(3)               --           5,375
  President and Chief       1995     182,308     92,500        67,345(3)(6)       150,000(8)        5,174
  Executive Officer of      1994     149,519     84,225         2,925(3)               --           6,002
  the Company until April,
  1996

---------------
(1) Except as noted, includes the bonus accrued in the year indicated, which was paid in the following year.

(2) Consists only of the Company's 401(k) contributions.

(3) Includes use of Company-owned automobile.

(4) Includes Country Club dues.

(5) Includes monthly auto allowance.

(6) Includes reimbursement of taxes and moving expenses of $62,095.

(7) Not employed with Company during year.

(8) 112,000 of these options are no longer exercisable.

OPTION GRANTS IN FISCAL YEAR

     The following table sets forth information concerning individual grants of stock options made during the fiscal year ended December 31, 1996 to each of the executive officers of the Company named in the Summary Compensation Table above:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                INDIVIDUAL GRANTS                         POTENTIAL REALIZED
                              -----------------------------------------------------        VALUE AT ASSUMED
                                             PERCENTAGE                                 ANNUAL RATES OF STOCK
                                              OF TOTAL                                    PRICE APPRECIATION
                                              OPTIONS                                     AT END OF TEN-YEAR
                                             GRANTED TO     PER SHARE                        OPTION TERM
                              OPTIONS       EMPLOYEES IN    EXERCISE     EXPIRATION    ------------------------
          NAMES               GRANTED       FISCAL YEAR       PRICE         DATE           5%           10%
          -----               -------       ------------    ---------    ----------        --           ---
David W. Wright...........    150,000(1)       100.0%       $12.6875      06/27/06     $1,196,865    $3,033,091
Thomas A. Galas...........         --              --             --            --             --            --
James P. Kelly............         --              --             --            --             --            --

---------------
(1) One quarter becomes exercisable on June 27, 1997, the first anniversary of the date of grant, and one quarter becomes exercisable on each of the next three anniversaries of the date of grant.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

     The following table sets forth information concerning each exercise of stock options during the fiscal year ended December 31, 1996 by each of the executive officers named in the Summary Compensation Table above and the value of unexercised options held by such persons as of December 31, 1996:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                                                    VALUE OF
                                                                             NUMBER OF            UNEXERCISED
                                                                            UNEXERCISED           IN-THE-MONEY
                                                                            OPTIONS AT             OPTIONS AT
                                                                          FISCAL YEAR END       FISCAL YEAR END
                                     SHARES ACQUIRED        VALUE          EXERCISABLE/           EXERCISABLE/
               NAME                    ON EXERCISE         REALIZED        UNEXERCISABLE        UNEXERCISABLE(1)
               ----                  ---------------       --------       ---------------       ----------------
David W. Wright....................        --                 --              10,000/                 $2,500/
                                                                              190,000                 $19,375
Thomas A. Galas....................        --                 --              40,000/               $120,000/
                                                                               10,000                       0
James P. Kelly.....................        --                 --              52,500/                $63,750/
                                                                                    0                       0

---------------
(1) Based on the December 31, 1996 closing price on the Nasdaq Stock Market of $12.75 per share.

COMPENSATION OF DIRECTORS

     Under the Company's standard arrangements, each director who is not an officer of or consultant to the Company receives a director's fee in the amount of $15,000 plus $500 per meeting attended. Officers of and consultants to the Company do not receive any additional compensation for services as a director. For information concerning Mr. Teeter's compensation, see "Certain Transactions with Management."

REPORTING ON REPRICING OF OPTIONS

     On April 1, 1996, David W. Wright was promoted to the position of President of Durakon's Marketing Division. At that date, Mr. Wright was the holder of an option to purchase 50,000 shares of the Company's common stock at an exercise price of $16.00 per share, which option had been granted on May 16, 1995. Also at that date, the market value of the Company's common stock was $12.50 per share.

     After reviewing Mr. Wright's compensation arrangements and those prevailing in the marketplace, the Compensation Committee determined to replace Mr. Wright's option because it wished to (i) provide Mr. Wright with an immediate incentive to take actions to increase the market price of the Company's common stock, (ii) reward Mr. Wright for any such increase over the then current market price and (iii) provide Mr. Wright with a total compensation arrangement competitive with those of similarly situated executives at comparable companies. At the same time, the Compensation Committee did not wish merely to award Mr. Wright a new, additional grant as to do so would provide Mr. Wright with immediate incentive but would also enable Mr. Wright to benefit to a greater than desired extent if the Company's stock price rose above $16 per share. The Compensation Committee thus determined to provide Mr. Wright with a new option, exercisable at the then current market price of $12.50 per share, and required Mr. Wright to surrender his prior option.

                                          By The Compensation Committee

                                          Phillip Wm. Fisher
                                          David S. Aronow

     The following table sets forth information concerning all repricings of stock options held by any executive officer of the Company within the last ten years through December 31, 1996;

                           TEN-YEAR OPTION REPRICINGS

                                            NUMBER OF        MARKET                                   LENGTH OF
                                           SECURITIES       PRICE OF       EXERCISE                   ORIGINAL
                                           UNDERLYING       STOCK AT       PRICE AT                  OPTION TERM
                                             OPTIONS        TIME OF        TIME OF        NEW         REMAINING
                                            REPRICED      REPRICING OF    PRICING OR    EXERCISE     AT DATE OF
                                               OR          AMENDMENT      AMENDMENT      PRICE      REPRICING OR
            NAME                  DATE     AMENDED (#)        ($)            ($)          ($)         AMENDMENT
            ----                  ----     -----------    ------------    ----------    --------    ------------
David W. Wright..............    4/1/96      50,000          $12.50         $16.00       $12.50     9 yrs., 1 mo.

EMPLOYMENT AGREEMENTS

     The Company is currently a party to an employment agreement with Mr. Wright entered into on June 27, 1996 with an effective date of July 1, 1996. Under the agreement, Mr. Wright's employment is at will with no fixed term of employment. The employment agreement provides for a minimum base salary of $225,000 to be reviewed annually by the Compensation Committee. Mr. Wright is eligible to be paid a bonus, targeted at 50% of his annual base salary, based upon his and the Company's performance of objectives determined by Mr. Wright and the Compensation Committee. The employment agreement also provides for, among other things, Mr. Wright's participation in the Company's 1996 Stock Option Plan and certain other benefits available to the Company's senior management. The employment agreement may be terminated by the Company upon the death of Mr. Wright, upon his permanent disability or with or without cause. If Mr. Wright's employment is terminated (i) without cause, (ii) because the Company breaches a material term of the employment agreement which it has not cured, or (iii) because Mr. Wright terminates his employment within 6 months after substantially all of the Company's common stock or assets are sold by the Company to a third party, then Mr. Wright will receive a lump sum payment equal to 200% of the annual salary then being paid to Mr. Wright by the Company. Mr. Wright is also subject to certain noncompetition and non-solicitation restrictions pursuant to the terms of the employment agreement.

     In July, 1996, Mr. Kelly entered into an employment agreement with the Company pursuant to which Mr. Kelly is employed to render such services to or for the benefit of the Company or any of its subsidiaries as may be reasonably requested by the President of the Company. The term of the agreement is for three years. During the first year of the employment agreement, Mr. Kelly receives $100,000, and thereafter an annual amount equal to the amount paid by the Company to its non-employee directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 1996, Mr. Fisher and Mr. Wesley
W. Lang, Jr. served as members of the Company's Compensation Committee. Neither Mr. Fisher nor Mr. Lang has ever been an employee of the Company or any of its subsidiaries.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     GENERAL. The Compensation Committee's overall compensation policy applicable to the Company's executive officers is to provide a compensation program that is intended to attract and retain qualified executives for the Company and to provide them with incentives to achieve Company goals and increase shareholder value. The Compensation Committee implements this policy through establishing salaries and bonuses and granting stock options. The Compensation Committee's current policy is not to provide significant pension or other retirement benefits for the Company's employees.

     SALARIES. The Compensation Committee's policy is to provide salaries that are generally similar to those of similar executive officers in similar companies. The Compensation Committee determines comparable salaries through discussions with candidates for such positions, Company research and the research of independent consultants concerning the salaries paid by the Company's competitors.

     BONUSES. The Compensation Committee's policy is to provide a significant portion of executive officers' total compensation through annual bonuses to provide them with incentives to achieve the Company's financial and operational goals and increase shareholder value. The Company's bonus arrangements for its officers are intended to make a major portion of each officer's compensation dependent on the Company's overall performance. The bonuses for the Company's officers are also intended to identify and give priority to the Company's goals by tying compensation to the Company's business plans. Such bonuses are also intended to link executive compensation to shareholder value and to encourage the executives to act as a team. Bonuses are also intended to recognize the executive's individual contributions to the Company.

     For the fiscal year ended December 31, 1996, the Company's highest paid executives could have received a potential bonus of up to the following percentages of their salaries: Mr. Galas -- 35%; and Mr. Wright -- 50%. Such bonuses are based on the Compensation Committee's discretionary evaluation of the individual executive's performance for the year, the Company's financial condition, strategic and operational accomplishments and operating income.

     STOCK OPTIONS. The Compensation Committee's policy is to award stock options to the Company's officers in amounts reflecting the participant's position and ability to influence the Company's overall performance. Options are intended to provide participants with an increased incentive to make contributions to the long-term performance and growth of the Company, to join the interests of participants with the interests of shareholders of the Company and to attract and retain qualified employees. The Compensation Committee's policy has been to grant options with a term of ten years to provide a long-term incentive and to fix the exercise price of the options at the fair market value of the underlying shares on the date of grant. Such options only have value if the price of the underlying shares increases.

COMPENSATION OF DAVID W. WRIGHT.

     Mr. Wright was named President of the Marketing Division of Durakon in April, 1996 and served in that capacity until July 1, 1996, at which time he was promoted to the positions of President and Chief Executive Officer of the Company. Mr. Wright's annual salary in those positions was $203,712. The Compensation Committee approved a bonus of $56,250 for Mr. Wright for 1996 to recognize his significant contribution to improvements in the Company's performance during the second half of 1996, at which time the Company operated under his direction. Mr. Wright and the Company are parties to an employment agreement (see "Employment Agreements"). In order to recognize Mr. Wright's leadership position, to provide Mr. Wright with additional incentive to improve the Company's stock price and to more closely link Mr. Wright's interests with those of the Company's shareholders, the Compensation Committee awarded Mr. Wright options to purchase 150,000 shares of the Company's common stock on June 27, 1996. The Compensation Committee believes that Mr. Wright's entire compensation package is consistent with the compensation provided to chief executive officers by similar companies.

                                          By the Compensation Committee

                                          Phillip Wm. Fisher
                                          David S. Aronow

PERFORMANCE GRAPH

     The following line graph compares for the fiscal years ended December 31, 1992, 1993, 1994, 1995 and 1996 (i) the yearly cumulative total shareholder return (i.e., the change in share price plus the cumulative amount of dividends, assuming dividend reinvestment, divided by the initial share price, expressed as a percentage) on the Company's Common Stock, with (ii) the cumulative total return of the Nasdaq Stock Market Composite Index, and (iii) the cumulative total return on Nasdaq stocks within SIC codes 3070-3079 (plastic products) and 3710-3719 (motor vehicles and equipment) (assuming dividend reinvestment; weighted based on market capitalization).

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

                         AMONG DURAKON INDUSTRIES, INC.
                  NASDAQ MARKET AVERAGE AND NASDAQ PEER GROUP

        MEASUREMENT PERIOD               DURAKON         NASDAQ MARKET       NASDAQ PEER
      (FISCAL YEAR COVERED)         INDUSTRIES, INC.         AVG.               GROUP
12/31/91                                  100.0              100.0              100.0
12/31/92                                  330.2              116.4              136.6
12/31/93                                  441.3              133.6              175.0
12/30/94                                  438.1              130.6              160.4
12/29/95                                  317.5              184.7              157.1
12/31/96                                  323.8              227.1              215.6

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996 all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

              II. PROPOSAL TO APPROVE THE DURAKON INDUSTRIES, INC.
                             1996 STOCK OPTION PLAN

GENERAL

     At the meeting, shareholders will be asked to consider and act upon a proposal to approve the Durakon Industries, Inc. 1996 Stock Option Plan (the "1996 Option Plan"). Pursuant to the 1996 Option Plan, 500,000 Common Stock, no par value ("Common Shares"), are reserved for issuance pursuant to options to be granted options may be granted to key employees (including officers, directors, consultants or advisors) (the "Participants") of the Company or of or to any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more ("Subsidiary") as the Company's Board of Directors or a committee appointed by the Board of Directors shall determine.

     Options granted under the 1996 Option Plan may be "Incentive Stock Options" (options meeting the requirements set forth in the 1996 Option Plan and which are also intended to be and qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations thereunder (the "Code")), nonqualified options (options which meet the requirements set forth in the 1996 Option Plan but are not intended to be, or do not qualify as, an incentive stock option within the meaning of Section 422) or both. The 1996 Option Plan contains various provisions to ensure that Incentive Stock Options comply with Section 422. The Board of Directors adopted the 1996 Option Plan on May 21, 1996, subject to shareholder approval.

     The Board of Directors believes that it is in the best interests of the Company and its shareholders to approve the 1996 Option Plan to allow the Company to continue to grant options to Participants in accordance with the terms of the 1996 Option Plan.

     The purposes of the 1996 Option Plan are to provide key employees (including officers), directors, consultants and advisors of the Company and its Subsidiaries with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company, to join the interests of key employees, directors, consultants and advisors with the interests of shareholders of the Company and to facilitate attracting and retaining key employees, directors, consultants and advisors of the Company. The 1996 Option Plan, however, could have an "anti-takeover" effect, particularly with regard to the Committee's ability to accelerate the exercisability of stock options in connection with a change in control.

     Persons deemed to be affiliates of the Company, i.e., persons who directly or indirectly through one or more intermediaries, control, are controlled by, or are under common control with, the Company, must resell securities acquired under the 1996 Option Plan pursuant to a registration statement under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act"), Rule 144 under the Securities Act or an applicable exemption under the Securities Act.

     The Company is the issuer of the securities offered pursuant to the 1996 Option Plan. The Common Shares of the Company issuable upon exercise of stock options under the 1996 Option Plan may be either authorized and unissued or reacquired Common Shares of the Company. The 1996 Option Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

APPROVAL OF THE 1996 OPTION PLAN

     The approval by a majority of the votes cast by the holders of Common Shares at the meeting and entitled to vote on the action is necessary for shareholder approval of the 1996 Option Plan. Abstentions, withheld votes and broker nonvotes will not be deemed votes cast in determining approval of this proposal, but will be counted in determining the number of Common Shares present or represented by proxy in determining whether a quorum is present. The Board does not intend to place the 1996 Option Plan into effect unless such approval is obtained at the Annual Meeting, and such approval is sought in order to exempt the granting of options under the 1996 Option Plan from the provisions of
Section 162(m) of the Code and in order to comply with shareholder approval requirements proposed for securities traded on The Nasdaq Stock Market.

     A full copy of the 1996 Option Plan is attached as Exhibit A to this Proxy Statement. The major features of the 1996 Option Plan are summarized below, but this is only a summary and is qualified in its entirety by reference to the actual text. Capitalized terms not otherwise defined in this Proxy Statement have the meanings given them in the 1996 Option Plan. As of the Record Date, the closing sales price of the Company's Common Shares was $11.50.

ADMINISTRATION

     The 1996 Option Plan is administered by a committee or entity appointed by the Board of Directors to perform any of the functions and duties of the Committee under the 1996 Option Plan and, with respect to administration of the 1996 Option Plan regarding Participants who are subject to Section 16(a) and (b) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act"), that is a committee meeting the standards of Rule 16b-3 under the Exchange Act, or any similar successor rule, or the Board of Directors as a whole (the "Committee"). Members of the Committee serve at the pleasure of the Board of Directors and may be removed or replaced by the Board of Directors at any time. The Committee currently consists of Phillip Wm. Fisher, David S. Aronow and Robert M. Teeter.

     Subject to the provisions of the 1996 Option Plan, the Committee is authorized to interpret the 1996 Option Plan, to promulgate, amend and rescind rules and regulations relating to the 1996 Option Plan, and to make all other determinations necessary or advisable for the 1996 Option Plan's administration. Interpretation and construction of any provision of the 1996 Option Plan by the Committee is, unless otherwise determined by the Board of Directors of the Company, final and conclusive. Subject to the provisions of the 1996 Option Plan, the Committee determines, from those eligible to be Participants under the Plan, the persons to be granted stock options, the amount of stock to be optioned to each such person, the time such options shall be granted, the time or times such option shall be exercisable and the terms and conditions of any stock options. Such terms and conditions may, in the Committee's sole discretion, with no requirement whatsoever that the Committee follow past practices, act in a manner consistent with past practices, or treat any key employee, director, consultant or advisor in a manner consistent with the treatment afforded other key employees, directors, consultants or advisors with respect to the Plan or otherwise ("Discretion"), include, without limitation, provisions providing for termination of the option, forfeiture of the gain on any option exercises or both if the Participant competes with the Company or otherwise acts contrary to the Company's interests, and provisions imposing restrictions, potential forfeiture or both on shares acquired upon exercise of options granted pursuant to this Plan. The Committee may condition any grant on the potential Participant's agreement to such terms and conditions.

     Subject to the requirements of the Code with respect to Incentive Options that are intended to remain Incentive Options, in connection with a Participant ceasing to be an employee of the Company or a subsidiary for any reason, the stock option agreement may provide for the acceleration of, or the Committee may accelerate, in its Discretion (exercised at the date of the grant of the stock option or after the date of grant), in whole or in part, the time or times or installments with respect to which any stock option granted under the 1996 Option Plan shall be exercisable in connection with termination of a Participant's employment with the Company or a subsidiary, subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion.

     In addition to such other rights of indemnification as they may have, the members of the Committee will be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the 1996 Option Plan or any option granted under the 1996 Option Plan to the full extent provided for under the Company's Restated Articles of Incorporation or bylaws with respect to indemnification of directors of the Company.

1996 OPTION PLAN PARTICIPANTS

     The selection of persons who are eligible to participate in the 1996 Option Plan and grants and awards to those individuals are determined by the Committee, in its Discretion. The only established criterion to determine eligibility under the 1996 Option Plan is that individuals must be key employees (including officers), directors, consultants or advisors of or to the Company or any Subsidiary, as determined by the Committee in its discretion; provided that Incentive Options may be granted only to employees (as defined in the Code) of the Company or a corporate Subsidiary, to the extent required by
Section 422 of the Code, or any successor provision.

     Subject to adjustments as described under "Shares Subject to Grant or Award", no Participant may be granted stock options to purchase more than 150,000 Common Shares in the aggregate in any fiscal year. In addition, grants and awards are subject to the maximum number of shares remaining with respect to which stock options may be granted at any time under the 1996 Option Plan. There are also certain limitations on the maximum value of Incentive Options which may become first exercisable by any person in any year. Each grant or award under the 1996 Option Plan must be evidenced by a written agreement containing such provisions as may be approved by the Committee.

SHARES SUBJECT TO GRANT OR AWARD

     The maximum number of Common Shares with respect to which stock options may be granted under the 1996 Option Plan is 500,000 Common Shares, which may consist in whole or in part of authorized and unissued or reacquired Common Shares. Unless the 1996 Option Plan has terminated, shares covered by the unexercised portion of canceled, expired or otherwise terminated options under the 1996 Option Plan are again available for option and sale.

     The number and type of shares subject to each outstanding stock option, the option price with respect to outstanding stock options, the aggregate number and type of shares remaining available under the 1996 Option Plan, and the maximum number and type of shares that may be granted to any Participant in any fiscal year are subject to such adjustment as the Committee, in its Discretion, deems appropriate to reflect such events such as stock dividends, stock splits, recapitalizations, mergers, statutory share exchanges or reorganizations of or by the Company; provided that no fractional shares may be issued pursuant to the 1996 Option Plan, no rights may be granted under the 1996 Option Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding option.

AMENDMENT OR TERMINATION OF THE 1996 OPTION PLAN

     The Board of Directors may terminate or amend the 1996 Option Plan, or amend any stock option agreement under the 1996 Option Plan, at any time; provided that, (i) to the extent required by Section 162(m) of the Code and related regulations, or any successor rule, but only with respect to amendments or revisions affecting Participants whose compensation is subject to Section 162(m) of the Code, and to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Stock Options, no such amendment or revision may increase the maximum number of shares in the aggregate that are subject to the 1996 Option Plan without the approval or ratification of the shareholders of the Company, and (ii) no such amendment or revision may change the option price or alter or impair any stock option previously granted under the 1996 Option Plan, in a manner adverse to a Participant, without the consent of such Participant, all except as described under the caption "Shares Subject to Grant".

     Unless sooner terminated by the Board of Directors, the 1996 Option Plan will terminate on May 21, 2006, which is ten years after its original adoption by the Board of Directors, and no stock options may be granted under the 1996 Option Plan after that date. The termination of the 1996 Option Plan will not affect the validity of any option outstanding on the date of termination.

STOCK OPTIONS

  Grant of Stock Options

     Both Incentive Options and Nonqualified Options may be granted under the 1996 Option Plan. An Incentive Option is intended to be, and qualifies as, an incentive stock option within the meaning of Section 422 of the Code. Any Incentive Option granted under the 1996 Option Plan must have an exercise price not less than 100% of the fair market value of the shares on the date on which such option is granted. With respect to an Incentive Option granted to a Participant who owns more than 10% of the total combined voting shares of the Company or of any parent or Subsidiary of the Company, the exercise price of such option must not be less than 110% of the fair market value of the shares subject to such option on the date such option is granted. A Nonqualified Option granted under the 1996 Option Plan must have an exercise price of not less than the par value, if any, of the Common Shares.

     At the time of the exercise of any option granted pursuant to the 1996 Option Plan, the Participant must pay the full option price for all shares purchased (a) in cash or, (b) with the consent of the Committee, in its Discretion, (i) in Common Shares, (ii) by a promissory note payable to the order of the Company which is acceptable to the Committee, (iii) by a cash down payment and a promissory note for the unpaid balance, (iv) subject to such conditions as may be established by the Committee, by the Company retaining from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the option, (v) by delivery to the Company of written notice of the exercise in such form as the Committee may prescribe, accompanied by irrevocable instructions to a stock broker to promptly deliver to the Company full payment for the shares with respect to which the option is exercised from the proceeds of the stockbroker's sale of, or loan against, the shares, or (vi) in such other manner as the Committee determines is appropriate, in its Discretion. The aggregate fair market value (determined as of the date the option is granted) of the underlying stock with respect to which Incentive Options are first exercisable for the first time by such individual during any calendar year (under all of such plans of the Company and its parent and Subsidiary corporations) cannot exceed $100,000.

  Term of Stock Options

     If not sooner terminated, each stock option granted under the 1996 Option Plan will expire not more than ten years from the date of grant; provided that, with respect to an Incentive Option granted to a Participant who, at the time of the grant, owns more than 10% of the total combined voting stock of all classes of stock of the Company or of any parent or Subsidiary, such option must expire not more than five years after the date of the grant.

  Continuation of Employment

     Options granted under the 1996 Option Plan may be exercised only while the Participant is an employee, director, consultant or advisor of or to the Company or a Subsidiary, except as described under "Extraordinary Transactions" and except that the Committee may, in its Discretion, permit the exercise of all or any portion of the options granted to such Participant (i) for a period not to exceed three months following such termination with respect to Incentive Options that are intended to remain Incentive Options if such termination is not due to death or permanent disability of the Participant, (ii) for a period not to exceed one year following termination of employment with respect to Incentive Options that are Intended to remain Incentive Options if termination of employment is due to the death or permanent disability of the Participant, and
(iii) for a period not to extend beyond the expiration date with respect to Nonqualified Options or Incentive Options that are not intended to remain Incentive Options, all subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion.

     In no event, however, shall an option be exercisable after its expiration date, and, unless the Committee in its Discretion determines otherwise (pursuant to the 1996 Option Plan), an option may only be exercised after termination of a Participant's employment, consultation or other service by or to the Company to the extent exercisable on the date of such termination or to the extent exercisable as a result of the reason for such termination. The Committee may evidence the exercise of its Discretion in any manner it deems appropriate, including by resolution or by a provision in, or amendment to, the option.

     Subject to the requirements of the Code with respect to Incentive Options that are intended to remain Incentive Options, in connection with a Participant ceasing to be an employee of the Company or a subsidiary for any reason, the stock option agreement may provide for the acceleration of, or the Committee may accelerate, in its Discretion (exercised at the date of the grant of the stock option or after the date of grant), in whole or in part, the time or times or installments with respect to which any option granted under the 1996 Option Plan shall be exercisable in connection with termination of a Participant's employment with the Company or a Subsidiary, subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion.

     The Committee may require, in its Discretion, that any Participant under the 1996 Option Plan to whom an option shall be granted shall agree in writing as a condition of the granting of such option to remain in his or her position as an employee, director, consultant or advisor of the Company or a Subsidiary of the Company for a designated minimum period from the date of the granting of such stock option as shall be fixed by the Committee. Nothing contained in the 1996 Option Plan or in any option granted pursuant to the 1996 Option Plan, nor any action taken by the Committee under the 1996 Option Plan confers upon any Participant any right with respect to continuation of employment, consultation or other service by or to the Company or any Subsidiary or interfere in any way with the right of the Company or a Subsidiary to terminate such person's employment, consultation or other service at any time.

  Sequential Exercise

     Successive stock options may be granted to the same Participant whether or not the option or options previously granted to such Participant remain unexercised. A Participant may exercise any option granted under the 1996 Option Plan, if then exercisable, notwithstanding that options granted to such Participant before the option then being exercised remain unexercised.

  Transferability of Options

     Except as otherwise described below, to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Options, or to the extent determined by the Committee in its Discretion (either by resolution or by a provision in, or amendment to, the option), (i) no option granted under the 1996 Option Plan to a Participant shall be transferable by such Participant otherwise than by will, or by the laws of descent and distribution or, with respect to Nonqualified Options only (unless permitted by Section 422 of the Code or any successor section), pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and (ii) each option is exercisable, during the lifetime of the Participant, only by the Participant.

     The Committee may, in its Discretion, authorize all or a portion of the options to be granted to an optionee to be on terms which permit transfer by such optionee to, and the exercise of such option by, (i) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners, or
(iv) such other persons or entities as determined by the Committee, in its Discretion, on such terms and conditions as the Committee, in its Discretion, may determine; provided that (y) the stock option agreement pursuant to which such options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with these provisions of the 1996 Option Plan, and (z) subsequent transfers of transferred options are prohibited except for transfers the original optionee would be permitted to make (if he or she were still the owner of the option) in accordance with the 1996 Option Plan.

     Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately before transfer, provided that for some purposes under the 1996 Option Plan (generally relating to exercise of the option) the term "Participant" shall be deemed to refer to the transferee.

The events of termination of employment, described above under the caption "Continuation of Employment", continue to be applied with respect to the original optionee. Following such events of termination of employment of the original optionee, the options are exercisable by the transferee only to the extent, and for the periods, described above under the caption "Continuation of Employment". The original optionee remains subject to withholding taxes and related requirements upon exercise described below under the caption "Federal Income Taxes -- Withholding Payments". The Company has no obligation to provide any notice to any transferee, including, without limitation, notice of any termination of the option as a result of termination of the original optionee's employment with, or other service to, the Company.

  Shareholder Rights

     No Participant in the 1996 Option Plan has any of the rights of a shareholder of the Company under any option granted under the 1996 Option Plan until the actual issuance of shares to the Participant, and before such issuance no adjustment will be made for dividends, distributions or other rights in respect of such shares, except as described under the caption "Shares Subject to Grant".

EXTRAORDINARY TRANSACTIONS

     If the Company engages in specified consolidations, mergers, transfers of substantially all of its properties and assets, dissolutions, liquidations, reorganizations or reclassifications in such a way that holders of Common Shares are entitled to receive stock, securities, cash or other assets with respect to, or in exchange for, the Common Shares (each a "Transaction"), then each Participant holding a stock option granted under the 1996 Option Plan upon the exercise of such option after consummation of a Transaction will be entitled to receive (for the same aggregate exercise price) the stock and other securities, cash and assets the Participant would have received upon consummation of the Transaction if he or she had exercised the option in full immediately before consummation of the Transaction.

     In addition, in connection with a Transaction, the Committee, acting in its Discretion without the consent of any Participant and regardless of any other provision of the 1996 Option Plan, may (i) permit stock options outstanding under the 1996 Option Plan to be exercised in full for a limited period of time, after which all unexercised stock options and all rights of Participants under such options would terminate, (ii) permit stock options outstanding under the 1996 Option Plan to be exercised in full for their then remaining terms, or
(iii) require all stock options outstanding under the 1996 Option Plan to be surrendered to the Company for cancellation and payment to each Participant in cash of the excess of the fair market value of the underlying Common Shares as of the date such Transaction is effective over the exercise price, less any applicable withholding taxes. The 1996 Option Plan provides, however, that the Committee may not select an alternative for a Participant that would result in his or her liability under Section 16(b) of the Exchange Act, without the Participant's consent. If all of the alternatives have such a result, the Committee will take such action to put such Participant in as close to the same position as he or she would have been in if one of the alternatives described above had been selected, but without resulting in any payment by such Participant under Section 16(b) of the Exchange Act. Notwithstanding the foregoing, with the consent of each Participant, the Committee may make such provision with respect to any Transaction as it deems appropriate.

FEDERAL INCOME TAX CONSEQUENCES

     The rules governing the tax treatment of options and shares acquired upon the exercise of options are quite technical. Therefore, the description of federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

INCENTIVE OPTIONS

     Incentive Options granted pursuant to the 1996 Option Plan are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Code. If the Participant makes no disposition of the shares acquired pursuant to exercise of an Incentive Option within one year after the transfer of shares to such Participant and within two years from grant of the option, such Participant will realize no taxable income as a result of the grant or exercise of such option, and any gain or loss that is subsequently realized may be treated as long-term capital gain or loss, as the case may be. Under these circumstances, the Company will not be entitled to a deduction for federal income tax purposes with respect to either the issuance of such Incentive Options or the transfer of shares upon their exercise.

     If shares acquired upon exercise of Incentive Options are disposed of prior to the expiration of the above time periods, the Participant will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of (i) the excess of the market value of the shares on the date of exercise over the option price, or (ii) the gain recognized on such disposition. Such amount will ordinarily be deductible by the Company for federal income tax purposes in the same year, provided that the amount constitutes reasonable compensation and that the Company satisfies certain federal income tax withholding requirements. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.

NONQUALIFIED OPTIONS

     A Participant who acquires shares by exercise of a Nonqualified Option generally realizes as taxable ordinary income, at the time of exercise, the difference between the exercise price and the fair market value of the shares on the date of exercise. Such amount will ordinarily be deductible by the Company in the same year, provided that the amount constitutes reasonable compensation and that the Company satisfies certain federal income tax withholding requirements. Subsequent appreciation or decline in the value of the shares will generally be treated as capital gain or loss on the sale or other disposition of the shares.

WITHHOLDING PAYMENTS

     If upon the exercise of any Nonqualified Option or a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Company or a Subsidiary any amount for income tax withholding, in the Committee's Discretion, either the Participant shall pay such amount to the Company or such Subsidiary, or the amount of Common Shares delivered by the Company to the Participant will be appropriately reduced, to reimburse the Company or such Subsidiary for such payment.

     The Company or any of its Subsidiaries will have the right to withhold the amount of such taxes from any other sums or property due or to become due from the Company or any of its Subsidiaries to the Participant upon such terms and conditions as the Committee shall prescribe. The Company may also defer issuance of the stock upon exercise of such option until payment by the Participant to the Company of the amount of any such tax. The Committee may, in its Discretion, permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Shares delivered or deliverable by the Company upon exercise of a stock option appropriately reduced, or by electing to tender Common Shares back to the Company subsequent to exercise of a stock option to reimburse the Company for such income tax withholding, subject to such rules and regulations, if any, as the Committee may adopt. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

LIMITATION ON COMPENSATION DEDUCTION

     Publicly-held corporations are precluded from deducting compensation paid to certain of their executive officers in excess of $1 million. The employees covered by the $1 million limitation on deductibility of compensation include the chief executive officer and those employees whose annual compensation is required to be reported to the Securities and Exchange Commission because the employee is one of the company's four highest compensated employees for the taxable year (other than the chief executive officer). Compensation attributable to stock options generally are included in an employee's compensation for purposes of the $1 million limitation on deductibility of compensation.

     However, there is an exception to the $1 million deduction limitation for compensation (including compensation attributable to stock options) paid pursuant to a qualified performance-based compensation plan. Compensation attributable to a stock option is deemed to satisfy the qualified performance-based compensation exception if (i) the grant is made by a compensation committee comprised of outside directors, (ii) the plan under which the options may be granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee, (iii) under the terms of the option, the amount of compensation the employee would receive is based solely on an increase in the value of the shares after the date of the grant (e.g., the option is granted at fair market value as of the date of the grant), and (iv) the individuals eligible to receive grants, the maximum number of shares for which grants may be made to any employee, the exercise price of the options and other disclosures required by SEC proxy rules are disclosed to, and subsequently approved by, shareholders.

     If the amount of compensation a covered employee will receive under the grant is not based solely on an increase in the value of the shares after the date of the grant (e.g., an option is granted with an exercise price that is less than the fair market value as of the date of the grant), none of the compensation attributable to the grant is qualified performance-based compensation unless the grant is made on account of the attainment of a performance goal that has been previously established and approved by the shareholders of the Company and otherwise qualifies under Section 162(m) of the Code. The Company has not established any performance goals for grants under the 1996 Option Plan that meet the requirements of the performance-based compensation standard required by Section 162(m) of the Code.

     In order to satisfy the shareholder approval requirement applicable to qualified performance-based compensation plans, there must be a separate shareholder vote in which a majority of the votes cast on the issue (including abstentions to the extent abstentions are counted as voting under applicable state law) are cast in favor of approval. The 1996 Option Plan is being submitted to shareholders at the meeting, in part, to satisfy this requirement. If the shareholder approval and the other requirements applicable to qualified performance-based compensation plans are satisfied (including grant by a committee of outside directors), the $1 million compensation deduction limitation will not apply to stock options with an exercise price equal to or greater than the fair market value of the underlying shares on the date of grant. However, the grant of options by the Board of Directors or by a committee not meeting the requirements of Section 162(m) and the grant of options with an exercise price less than the fair market value of the underlying shares on the date of grant under the 1996 Option Plan will not qualify for the performance-based compensation exception to the $1 million compensation deduction limitation.

ACCOUNTING TREATMENT

     Generally, under current accounting rules applicable to the Company, neither the grant nor the exercise of an Incentive Option or a Nonqualified Option under the 1996 Option Plan requires any charge against earnings, if the exercise price of the option is equal to the fair market value of the shares on the date of grant. Footnote disclosure of the value of such options, however, is required. If the exercise price is below the fair market value of the shares on the date of grant, an earnings charge equal to the difference will be required either at the date of grant or possibly over the term of the option. If the optionee is allowed to pay the exercise price of an option with shares held less than six months (or possibly, if such price is paid by the Company withholding shares issuable upon exercise of the option), the Company will recognize an earnings charge equal to the difference between the fair market value of the shares issuable upon exercise of the option and the exercise price.

OPTION GRANTS UNDER THE PLANS

     Subject to Shareholder approval of the 1996 Option Plan at the Annual Meeting, the Company granted David W. Wright an option to purchase 150,000 shares of Common Stock under the 1996 Option Plan pursuant to a Nonqualified Stock Option Agreement dated as of June 27, 1996.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED 1996 OPTION PLAN, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                      CERTAIN TRANSACTIONS WITH MANAGEMENT

     In August 1991, the Company entered into a consulting agreement with Coldwater Corporation, a Michigan corporation, of which Robert M. Teeter is President and sole shareholder. That agreement has been renewed annually. Pursuant to such agreement, Coldwater Corporation receives an annual fee of $50,000. Such fee is in lieu of, and not in addition to, director's fees to which Mr. Teeter would otherwise be entitled. The Company has also entered into an employment arrangement with James P. Kelly. See "Employment Agreements".

                                    AUDITORS

     The Board of Directors has selected Coopers & Lybrand LLP to serve as the Company's independent auditors for fiscal 1996. Coopers & Lybrand LLP has served in such capacity since 1991. Representatives from Coopers & Lybrand LLP will be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if they wish, and will be available to respond to appropriate questions.

                 SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Shareholder proposals intended to be presented at the 1998 Annual Meeting which are eligible for inclusion in the Company's proxy statement for that meeting under the applicable rules of the SEC must be received by the Company no later than December 19, 1997. Such proposals should be addressed to the Secretary at the Company's corporate headquarters.

                                    GENERAL

     At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters.

                                          By Order of the Board of Directors,

                                          THOMAS A. GALAS
                                          Secretary

Lapeer, Michigan
April 18, 1996

                                                                       EXHIBIT A

                            DURAKON INDUSTRIES, INC.

                             1996 STOCK OPTION PLAN

     1. DEFINITIONS: As used herein, the following terms shall have the following meanings:

          (a) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations thereunder.

          (b) "Committee" shall mean, (i) with respect to administration of the Plan regarding Participants who are subject to Section 16(a) and (b) of the Exchange Act, a committee meeting the standards of Rule 16b-3 of the Rules and Regulations under the Exchange Act, or any similar successor rule, appointed by the Board of Directors of the Company to perform any of the functions and duties of the Committee under the Plan, or the Board of Directors as a whole, and (ii) with respect to administration of the Plan regarding all other Participants, such committee or the Board of Directors of the Company, as described in clause (i), or such other committee or entity appointed by the Board of Directors of the Company to perform any of the functions and duties of the Committee under the Plan.

          (c) "Common Shares" shall mean the Common Shares, no par value, of the Company.

          (d) "Company" shall mean Durakon Industries, Inc., a Michigan corporation, or any successor thereof.

          (e) "Discretion" shall mean the sole discretion of the Committee, with no requirement whatsoever that the Committee follow past practices, act in a manner consistent with past practices, or treat any key employee, director, consultant or advisor in a manner consistent with the treatment afforded other key employees, directors, consultants or advisors with respect to the Plan or otherwise.

          (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

          (g) "Incentive Option" shall mean an option to purchase Common Shares which meets the requirements set forth in the Plan and also is intended to be, and qualifies as, an incentive stock option within the meaning of
     Section 422 of the Code.

          (h) "Nonqualified Option" shall mean an option to purchase Common Shares which meets the requirements set forth in the Plan but is not intended to be, or does not qualify as, an incentive stock option within the meaning of the Code.

          (i) "Participant" shall mean any individual designated by the Committee under Paragraph 6 for participation in the Plan.

          (j) "Plan" shall mean this Durakon Industries, Inc. 1996 Stock Option Plan.

          (k) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

          (l) "Subsidiary" shall mean any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of all classes of outstanding voting equity interests.

     2. PURPOSE OF PLAN: The purpose of the Plan is to provide key employees (including officers), directors, consultants and advisors of the Company and its Subsidiaries (collectively, "key employees") with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company and its Subsidiaries, to join the interests of key employees, directors, consultants and advisors with the interests of the shareholders of the Company, and to facilitate attracting and retaining key employees, directors, consultants and advisors of exceptional ability.

     3. ADMINISTRATION: The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall determine, from those eligible to be Participants under the Plan, the persons to be granted stock options, the amount of stock to be optioned to each such person, the time such options shall be granted and the terms and conditions of any stock options. Such terms and conditions may, in the Committee's Discretion, include, without limitation, provisions providing for termination of the option, forfeiture of the gain on any option exercises or both if the Participant competes with the Company or otherwise acts contrary to the Company's interests, and provisions imposing restrictions, potential forfeiture or both on shares acquired upon exercise of options granted pursuant to this Plan. The Committee may condition any grant on the potential Participant's agreement to such terms and conditions.

     Subject to the provisions of the Plan, the Committee is authorized to interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board of Directors of the Company, be final and conclusive. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

     4. INDEMNIFICATION: In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any option granted hereunder to the full extent provided for under the Company's articles of incorporation or bylaws with respect to indemnification of directors of the Company.

     5. MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN: The maximum number of shares with respect to which stock options may be granted under the Plan shall be an aggregate of 500,000 Common Shares, which may consist in whole or in part of authorized and unissued or reacquired Common Shares. Unless the Plan shall have been terminated, shares covered by the unexercised portion of canceled, expired or otherwise terminated options under the Plan shall again be available for option and sale.

     Subject to Paragraph 16, the number and type of shares subject to each outstanding stock option, the option price with respect to outstanding stock options, the aggregate number and type of shares remaining available under the Plan, and the maximum number and type of shares that may be granted to any Participant in any fiscal year of the Company pursuant to Paragraph 6, shall be subject to such adjustment as the Committee, in its Discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, statutory share exchanges or reorganizations of or by the Company; provided that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding option.

     6. PARTICIPANTS: The Committee shall determine and designate from time to time, in its Discretion, those key employees (including officers), directors, consultants and advisors of or to the Company or any Subsidiary to whom options are to be granted and who thereby become Participants under the Plan; provided, however, that (a) Incentive Options shall be granted only to employees (as defined in the Code) of the Company or a corporate Subsidiary, to the extent required by Section 422 of the Code, or any successor provision, and (b) no Participant may be granted stock options to purchase more than 150,000 Common Shares in the aggregate in any fiscal year of the Company, subject to any adjustments provided in the final paragraph of Paragraph 5 and in Paragraph 16.

     7. ALLOTMENT OF SHARES: The Committee shall determine and fix the number of Common Shares to be offered to each Participant; provided that no Incentive Option may be granted under the Plan to any one Participant which would result in the aggregate fair market value, determined as of the date the option is granted, of the underlying stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year (under all of such plans of the Company and its parent and Subsidiary corporations) exceeding $100,000.

     8. OPTION PRICE: Subject to the rules set forth in this Paragraph 8, the Committee, in its Discretion, shall establish the option price at the time any option is granted. Such option price shall not be less than 100% of the fair market value of the stock on the date on which such option is granted; provided that with respect to an Incentive Option granted to an employee who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of the Company or of any parent or Subsidiary, the option price shall not be less than 110% of the fair market value of the stock subject to the Incentive Option on the date such option is granted. Fair market value of a share shall be determined by the Committee and may be determined by using the closing sale price of the Company's stock on any exchange or other market on which the Common Shares shall be traded on such date, or if there is no sale on such date, on the next following date on which there is a sale, or the average of the closing bid and asked prices in any market or quotation system in which the Common Shares shall be listed or traded on such date. The option price will be subject to adjustment in accordance with the provisions of Paragraphs 5 and 16 of the Plan.

     9. GRANTING AND EXERCISE OF OPTIONS: The granting of options under the Plan shall be effected in accordance with determinations made by the Committee pursuant to the provisions of the Plan, by execution of instruments in writing in form approved by the Committee. Such instruments shall constitute binding contracts between the Company and the Participant.

     Subject to the terms of the Plan, the Committee, in its Discretion, may grant to Participants Incentive Options, Nonqualified Options or any combination thereof. Each option granted under the Plan shall designate the number of shares covered thereby, if any, with respect to which the option is an Incentive Option and the number of shares covered thereby, if any, with respect to which the option is a Nonqualified Option.

     Subject to the terms of the Plan, each option granted under the Plan shall be exercisable at any such time or times or in any such installments as may be determined by the Committee in its Discretion; provided that the aggregate fair market value (determined as of the date the option is granted) of the underlying stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year (under all of such plans of the Company and its parent and Subsidiary corporations) shall not exceed $100,000. Except as provided in Paragraph 13, options may be exercised only while the Participant is an employee, director, consultant or advisor of the Company or a Subsidiary.

     Notwithstanding any other term or provision of this Plan, but subject to the requirements of the Code with respect to Incentive Options that are intended to remain Incentive Options, in connection with a Participant ceasing to be an employee of the Company or a Subsidiary for any reason, the stock option agreement may provide for the acceleration of, or the Committee may accelerate, in its Discretion (exercised at the date of the grant of the stock option or after the date of grant), in whole or in part, the time or times or installments with respect to which any option granted under this Plan shall be exercisable in connection with termination of a Participant's employment with the Company or a Subsidiary, subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion.

     Successive stock options may be granted to the same Participant, whether or not the option or options previously granted to such Participant remain unexercised. A Participant may exercise any option granted under the Plan, if then exercisable, notwithstanding that options granted to such Participant prior to the option then being exercised remain unexercised.

     10. PAYMENT OF OPTION PRICE: At the time of the exercise in whole or in part of any option granted under this Plan, payment in full in cash, or with the consent of the Committee, in its Discretion, in Common Shares or by a promissory note payable to the order of the Company which is acceptable to the Committee, shall be made by the Participant for all shares so purchased. Such payment may, with the consent of the Committee, in its Discretion, also consist of a cash down payment and delivery of such a promissory note in the amount of the unpaid exercise price. In the Discretion of, and subject to such conditions as may be established by, the

Committee, payment of the option price may also be made by the Company retaining from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the option. In the Discretion of the Committee, a Participant may exercise an option, if then exercisable, in whole or in part, by delivery to the Company of written notice of the exercise in such form as the Committee may prescribe, accompanied by irrevocable instructions to a stock broker to promptly deliver to the Company full payment for the shares with respect to which the option is exercised from the proceeds of the stock broker's sale of or loan against some or all of the shares. Such payment may also be made in such other manner as the Committee determines is appropriate, in its Discretion. No Participant shall have any of the rights of a shareholder of the Company under any option until the actual issuance of shares to such Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraphs 5 and 16.

     11. TRANSFERABILITY OF OPTION: Except as otherwise provided in this Paragraph 11, (i) to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Options, or (ii) to the extent determined by the Committee in its Discretion (either by resolution or by a provision in, or amendment to, the option), (a) no option granted under the Plan to a Participant shall be transferable by such Participant otherwise than
(1) by will, or (2) by the laws of descent and distribution or, (3) with respect to Nonqualified Options only (unless permitted by Section 422 of the Code or any successor section), pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and (b) such option shall be exercisable, during the lifetime of the Participant, only by the Participant.

     The Committee may, in its Discretion, authorize all or a portion of the options to be granted to an optionee to be on terms which permit transfer by such optionee to, and the exercise of such option by, (i) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners, or
(iv) such other persons or entities as determined by the Committee, in its Discretion, on such terms and conditions as the Committee, in its Discretion, may determine; provided that (y) the stock option agreement pursuant to which such options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Paragraph 11, and
(z) subsequent transfers of transferred options shall be prohibited except for transfers the original optionee would be permitted to make (if he or she were still the owner of the option) in accordance with this Paragraph 11.

     Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately before transfer, provided that for purposes of Paragraphs 9, 10, 14, 16 and 18 the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment of Paragraph 13 shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods, specified in Paragraph 13. The original optionee shall remain subject to withholding taxes and related requirements upon exercise provided in Paragraph 15. The Company shall have no obligation to provide any notice to any transferee, including, without limitation, notice of any termination of the option as a result of termination of the original optionee's employment with, or other service to, the Company.

     12. CONTINUANCE OF EMPLOYMENT; NO RIGHT TO CONTINUED EMPLOYMENT: The Committee may require, in its Discretion, that any Participant under the Plan to whom an option shall be granted shall agree in writing as a condition of the granting of such option to remain in his or her position as an employee, director, consultant or advisor of the Company or a Subsidiary for a designated minimum period from the date of the granting of such option as shall be fixed by the Committee.

     Nothing contained in the Plan or in any option granted pursuant to the Plan, nor any action taken by the Committee hereunder, shall confer upon any Participant any right with respect to continuation of employment, consultation or other service by or to the Company or a Subsidiary nor interfere in any way with the right of the Company or a Subsidiary to terminate such person's employment, consultation or other service at any time.

     13. TERMINATION OF EMPLOYMENT; EXPIRATION OF OPTIONS: Subject to the other provisions of the Plan, including, without limitation, Paragraphs 9 and 16 and this Paragraph 13, all rights to exercise options shall terminate when a Participant ceases to be an employee, director, consultant or advisor of or to the Company or a Subsidiary for any cause, except that the Committee may, in its Discretion, permit the exercise of all or any portion of the options granted to such Participant

          (i) for a period not to exceed three months following such termination with respect to Incentive Options that are intended to remain Incentive Options if such termination is not due to death or permanent disability of the Participant,

          (ii) for a period not to exceed one year following termination of employment with respect to Incentive Options that are Intended to remain Incentive Options if termination of employment is due to the death or permanent disability of the Participant, and

          (iii) for a period not to extend beyond the expiration date with respect to Nonqualified Options or Incentive Options that are not intended to remain Incentive Options,

all subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion. In no event, however, shall an option be exercisable after its expiration date, and, unless the Committee in its Discretion determines otherwise (pursuant to Paragraph 9 or Paragraph 16), an option may only be exercised after termination of a Participant's employment, consultation or other service by or to the Company to the extent exercisable on the date of such termination or to the extent exercisable as a result of the reason for such termination. The Committee may evidence the exercise of its Discretion under this Paragraph 13 in any manner it deems appropriate, including by resolution or by a provision in, or amendment to, the option.

     If not sooner terminated, each stock option granted under the Plan shall expire not more than 10 years from the date of the granting thereof; provided that with respect to an Incentive Option granted to a Participant who, at the time of the grant, owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of all classes of stock of the Company or of any parent or Subsidiary, such option shall expire not more than 5 years after the date of granting thereof.

     14. INVESTMENT PURPOSE: If the Committee in its Discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any exercise of any option granted under the Plan or any portion thereof and as a condition to the Company's obligation to deliver certificates representing the shares subject to exercise, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, representing and warranting that the Participant's purchase of Common Shares upon exercise thereof shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent sale or offer for sale of any such shares shall be made either pursuant to (a) a Registration Statement on an appropriate form under the Securities Act, which Registration Statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the availability of such exemption. The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant upon exercise of any option granted under the Plan.

     15. WITHHOLDING PAYMENTS: If upon the exercise of any Nonqualified Option or a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Company or a Subsidiary any amount for income tax withholding, in the Committee's Discretion, either the Participant shall pay such amount to the Company, or the amount of Common Shares delivered by the Company to the Participant shall be appropriately reduced, to reimburse the Company or such Subsidiary for such payment. The Company or any of its Subsidiaries shall have the right to withhold the amount of such taxes from any other sums or property due or to become due from the Company or any of its Subsidiaries to the Participant upon such terms and conditions as the Committee shall prescribe. The Company may also defer issuance of the stock upon exercise of such option until payment by the Participant to the Company of the amount of any such tax. The Committee may, in its Discretion, permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Shares delivered or deliverable by the Company upon exercise of a stock option appropriately reduced, or by electing to tender Common Shares back to the Company subsequent to exercise of a stock option to reimburse the Company or such Subsidiary for such income tax withholding, subject to such rules and regulations, if any, as the Committee may adopt. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

     16. EXTRAORDINARY TRANSACTIONS: In case the Company (i) consolidates with or merges into any other corporation or other entity and is not the continuing or surviving entity of such consolidation or merger, or (ii) permits any other corporation or other entity to consolidate with or merge into the Company and the Company is the continuing or surviving entity but, in connection with such consolidation or merger, the Common Shares are changed into or exchanged for stock or other securities of any other corporation or other entity or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other corporation or other person or entity, or (iv) dissolves or liquidates, or (v) effects a capital reorganization or reclassification in such a way that holders of Common Shares shall be entitled to receive stock, securities, cash or other assets with respect to or in exchange for the Common Shares, then, and in each such case, proper provision shall be made so that, each Participant holding a stock option upon the exercise of such option at any time after the consummation of such consolidation, merger, transfer, dissolution, liquidation, reorganization or reclassification (each transaction, for purposes of this Paragraph 16, being herein called a "Transaction"), shall be entitled to receive (at the aggregate option price in effect for all Common Shares issuable upon such exercise immediately prior to such consummation and as adjusted to the time of such Transaction), in lieu of Common Shares issuable upon such exercise prior to such consummation, the stock and other securities, cash and assets to which such Participant would have been entitled upon such consummation if such Participant had so exercised such stock option in full immediately prior thereto (subject to adjustments subsequent to such Transaction provided for in Paragraph 5).

     Notwithstanding anything in the Plan to the contrary, in connection with any Transaction and effective as of a date selected by the Committee, which date shall, in the Committee's judgment, be far enough in advance of the Transaction to permit Participants holding stock options to exercise their options and participate in the Transaction as a holder of Common Shares, the Committee, acting in its Discretion without the consent of any Participant, may effect one or more of the following alternatives with respect to all of the outstanding stock options (which alternatives may be made conditional on the occurrence of the applicable Transaction and which may, if permitted by law, vary among individual Participants): (a) accelerate the time at which stock options then outstanding may be exercised so that such stock options may be exercised in full for a limited period of time on or before a specified date fixed by the Committee after which specified date all unexercised stock options and all rights of Participants thereunder shall terminate; (b) accelerate the time at which stock options then outstanding may be exercised so that such stock options may be exercised in full for their then remaining term; or (c) require the mandatory surrender to the Company of outstanding stock options held by such Participants (irrespective of whether such stock options are then exercisable) as of a date, before or not later than sixty days after such Transaction, specified by the Committee, and in such event the Company shall thereupon cancel such stock options and shall pay to each Participant an amount of cash equal to the excess of the fair market value of the aggregate Common Shares subject to such stock option, determined as of the date such Transaction is effective, over the aggregate option price of such shares, less any applicable withholding taxes; provided, however, the Committee shall not select an alternative (unless consented to by the Participant) such that, if a Participant exercised his or her accelerated stock option pursuant to alternative (a) or (b) and participated in the Transaction or received cash pursuant to alternative (c), the alternative would result in the Participant's owing any money by virtue of the operation of
Section 16(b) of the Exchange Act. If all such alternatives have such a result, the Committee shall, in its Discretion, take such action to put such Participant in as close to the same position as such Participant would have been in had alternative (a), (b) or (c) been selected but without resulting in any payment by such Participant pursuant to Section 16(b) of the Exchange Act. Notwithstanding the foregoing, with the consent of affected Participants, each with respect to such Participant's option only, the Committee may in lieu of the foregoing make such provision with respect to any Transaction as it deems appropriate.

     17. EFFECTIVENESS OF PLAN: This Plan shall be effective on the date the Board of Directors of the Company adopts this Plan, provided that the shareholders of the Company approve the Plan within 12 months before or after its adoption by the Board of Directors. Options may be granted before shareholder approval of this Plan, but each such option shall be subject to shareholder approval of this Plan. No option granted under this Plan shall be exercisable unless and until this Plan shall have been approved by the Company's shareholders.

     18. TERMINATION, DURATION AND AMENDMENTS TO THE PLAN: The Plan may be abandoned or terminated at any time by the Board of Directors of the Company. Unless sooner terminated, the Plan shall terminate on the date ten years after the earlier of its adoption by the Board of Directors or its approval by the shareholders of the Company, and no stock options may be granted under the Plan thereafter. The termination of the Plan shall not affect the validity of any option which is outstanding on the date of termination.

     For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, with or without approval of the shareholders of the Company, to amend or revise the terms of this Plan or any option agreement under this Plan at any time; provided, however, that (i) to the extent required by Section 162(m) of the Code and related regulations, or any successor rule, but only with respect to amendments or revisions affecting Participants whose compensation is subject to Section 162(m) of the Code, and to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Options, no such amendment or revision shall increase the maximum number of shares in the aggregate which are subject to this Plan (subject, however, to the provisions of Paragraphs 5 and 16) without the approval or ratification of the shareholders of the Company, and (ii) no such amendment or revision shall change the option price (except as contemplated by Paragraphs 5 and 16) or alter or impair any option which shall have been previously granted under this Plan, in a manner adverse to a Participant, without the consent of such Participant.

     As adopted by the Board of Directors on May 21, 1996.

                            DURAKON INDUSTRIES, INC.

The undersigned hereby appoints Phillip Wm. Fisher and David W. Wright, or either of them, as his, her or its proxies and attorneys-in-fact to vote at Durakon Industries, Inc.'s Annual Meeting of Shareholders on May 20, 1997 and any adjournments or postponements thereof on matters which may properly come before the Annual Meeting, in accordance with and as more fully described in the Notice of Meeting and the Proxy Statement, receipt of which is acknowledged.



                        (To be Signed on Reverse Side)


[    ] PLEASE MARK/ VOTES AS IN THIS/ EXAMPLE



                                               NOMINEES: David Aronow, Phillip
                          FOR       WITHHELD             Wm. Fisher, Richard J.
1.) ELECTION OF DIRECTORS [  ]      [     ]              Jacob, James P. Kelly,
                                                         Robert M. Teeter,
                                                         David W. Wright

For, except vote withheld from the following nominee(s):
-------------------------------------------------------
                           FOR     AGAINST     ABSTAIN
2.) Approval of 1996 Stock [  ]    [    ]      [   ]
    Option Plan

    Management recommends a vote FOR the nominees listed above and FOR proposal 2.

3.) In their discretion with respect to any other matter that properly comes before the meeting.



SIGNATURE(S)_______________________DATE__________________________________

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

The proxies will vote your shares in accordance with your directions on this card and in their discretion with respect to any other matters which may properly come before the meeting. If you do not indicate your choice on this card, the proxies will vote your shares FOR the nominees for director set forth and for proposal 2.